Income tax / (expense)	6 Months Ended
Jun. 30, 2025
Income Tax [Abstract]
Income tax / (expense)	Income tax / (expense)
Due to the Company’s early stage of development, it is not probable that future taxable profit will be available against which the unused tax losses can be utilized in the short and medium term. As a consequence, net deferred tax assets are not recognized.
Management revised comparative balance sheets to offset deferred tax assets and liabilities in application of IAS12.74 for a total amount of €9.1 million as of June 30, 2024. These amounts were determined to be immaterial to the prior periods. As of June 30, 2025 the balances offset amounted to €10.3 million.
Summary of related offset deferred tax :

(in thousands of euro)	June 30, 2025	June 30, 2024

Deferred tax assets / Tax losses carryforwards	9,570	8,466
Deferred tax assets / Provision for defined benefit obligation	667	617
Deferred tax assets / Others	27	39
Deferred Tax assets	10,264	9,123
Deferred tax liabilities / Deferred revenue	9,653	8,413
Deferred tax liabilities / Lease contract (IFRS 16 application)	472	521
Deferred tax assets / Tax amortization	133	188
Deferred tax liabilities / Other	6	—
Deferred Tax liabilities	10,264	9,123

As of June 30, 2025, the accumulated tax losses carryforwards of Innate Pharma SA were €536,759 thousand with no expiration date (same amount as of December 31, 2024). As of June 30, 2025, the accumulated tax losses carryforwards of Innate Pharma Inc was €16,427 thousand or $17,066 thousand (same amount as of December 31, 2024).
The Company did not recognize a current tax expense as of June 30, 2025 regarding a projected tax rate of nil as of December 31, 2024.
Accordingly, net deferred tax assets not recognized are :

(in thousands of euro)	June 30, 2025	June 30, 2024

Deferred tax assets / Tax losses carryforwards - France	124,620	112,427
Deferred tax assets / Tax losses carry forwards - US	2,466	2,714
Deferred Tax assets / Tax losses carryforwards	127,086	115,141